UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

GOLDLAND HOLDINGS CO.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
6394 Route 242 East Ellicottville, New York (principal executive offices)	14731 (Zip Code)

(716) 803-0621
(Registrant’s telephone number, including area code)

1001 3rd Avenue, West, Bradenton, Florida 34205, telephone (941) 761-7819
(Former name or former address, if changed since last report.)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.02.

Termination of a Material Definitive Agreement.

On March 24, 2015, the registrant’s board of directors terminated the Employment Agreement dated October 1, 2013, between the registrant and Pierre Quilliam with such termination to take effect 30 days from the date hereof.  Likewise, on March 24, 2015, the registrant’s board of directors terminated the Employment Agreement dated October 1, 2013, between the registrant and Thomas C. Ridenour with such termination to take effect 30 days from the date hereof.

Item 3.03.

Material Modification to Rights of Security Holders.

See Item 5.01 and Item 8.01, below.

Item 5.01.

Changes in Control of Registrant.

See Item 8.01, below.  Section 12 of the Certificate of Designation for the Series A Preferred Stock provides as follows:

“12.

Voting.  On all matters submitted to a vote of the holders of the Common Stock, including, without limitation, the election of directors, a Holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such Holder multiplied by 100.  If no record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting.  The Holders of Series A Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock.”

On March 24, 2015, the registrant issued 5,000,000 shares of the Series A Preferred Stock as described in Item 8.01, below.  Inasmuch as each share of the Series A Preferred Stock has voting rights as above described, the holders of the Series A Preferred Stock of the registrant have the power to vote 500,000,000 shares of the common stock of the registrant, which number exceeds the outstanding shares of the common stock of the registrant on the date of this report.  Consequently, there has been a change in control of the registrant as of the date of this report.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2015, the board of directors of the registrant adopted resolutions as follows:

1.

Pierre Quilliam was removed as Chairman of the Board, Chief Executive Officer, and President of the Registrant.

2.

John G. Prosser II was elected as Chairman of the Board of the Registrant.

3.

Paul Parliament was elected as Chief Executive Officer of the Registrant.

4.

Thomas C. Ridenour was removed as Chief Financial Officer of the Registrant.

5.

Martin Wolfe was elected as Chief Financial Officer of the Registrant.

6.

Allan Breitkreuz was elected as Chief Operating Officer of the Registrant.

7.

Denise Quilliam was removed as Secretary of the Registrant.

8.

Richard Kaiser was elected as Secretary and Corporate Governance Officer of the Registrant.

9.

Pascale Tutt, a/k/a, Pascale Quilliam Tutt, was removed as a Vice President of the Registrant.

10.

Christian Quilliam was removed as an officer of the Registrant.

11.

Pierre Quilliam was removed as an officer and director of the Registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc.

12.

Paul Parliament was elected to serve as the President and a director, John G. Prosser II was elected to serve as a Vice President and a director, Martin Wolfe was elected to serve as a Vice President and a director, and Allan Breitkreuz was elected to serve as a Vice President and a director of the Registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2015, the board of directors of the registrant adopted amended and restated Bylaws of the registrant as described in an exhibit filed with this report.

Item 5.05.

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

See Item 8.01, below.

Item 8.01.

Other Events.

On March 24, 2015, the board of directors of the registrant established an Executive Committee, pursuant to the Charter described as an exhibit filed with this report.  During the intervals between the meetings of the board of directors of the registrant, the Executive Committee shall have and may exercise all the powers and authority of the board of directors between regular or special meetings of the board of directors in the management of the business and affairs of the registrant, except to the extent limited by Delaware law, the Bylaws of the registrant or the board of directors of the registrant.  The Executive Committee shall be composed of four members, John G. Prosser II, Paul Parliament, Allan Breitkreuz, and Martin Wolfe.  Paul Parliament shall be the initial Chairman of the Executive Committee.

Likewise, on March 24, 2015. the Executive Committee of the registrant adopted resolutions as follows:

1.

That the registrant establish a Series A Preferred Stock of 5,000,000 shares out of the 5,000,000 shares of the registrant’s authorized preferred stock.

2.

That the Series A Preferred Stock shall have the terms and conditions as set out in the Certificate of Designation as described in an exhibit filed with this report.

3.

That the appropriate officers of the registrant be and they hereby are authorized to file with the Secretary of State of Delaware the Certificate of Designation for the Series A Preferred Stock as described in an exhibit filed with this report.

4.

That the form of the stock certificate representing shares of the Series A Preferred Stock of the registrant, as set forth in an exhibit filed with this report, be approved and adopted and that the Secretary of the registrant be instructed to insert a specimen thereof in the minute book of the registrant.

5.

That, immediately after the filing with the Secretary of State of Delaware of the Certificate of Designation for the Series A Preferred Stock as described in an exhibit filed with this report. the appropriate officers of the registrant be and they hereby are authorized to issue 5,000,000 shares of the registrant’s Series A Preferred Stock, as follows:

(a)

1,000,000 shares of Series A Preferred Stock to John G. Prosser II, in exchange for his agreement to serve as the Chairman of the Board of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as a Vice President and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(b)

1,000,000 shares of Series A Preferred Stock to Paul Parliament, in exchange for his agreement to serve as the Chief Executive Officer of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as President and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(c)

1,000,000 shares of Series A Preferred Stock to Allan Breitkreuz, in exchange for his agreement to serve as the Chief Operating Officer of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as a Vice President and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(d)

1,000,000 shares of Series A Preferred Stock to Martin Wolfe, in exchange for his agreement to serve as the Chief Financial Officer of the registrant and a director of the registrant until his successors in office shall have been duly elected and shall have qualified, or until the term of office shall have otherwise been terminated, as provided by the Bylaws of the registrant, and for the further agreement to serve as a Vice President and a director of Universal Entertainment SAS, Inc. until his successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the Bylaws of Universal Entertainment SAS, Inc., which such services are valued at $100.00.

(e)

500,000 shares of Series A Preferred Stock to Julios Kosta, in exchange for past services rendered to the registrant valued at $50.00.

(f)

250,000 shares of Series A Preferred Stock to Jack Frydman, in exchange for past services rendered to the registrant valued at $25.00.

(g)

250,000 shares of Series A Preferred Stock to Richard Kaiser, in exchange for past services rendered to the registrant valued at $25.00.

6.

That the board of directors of the registrant does hereby establish an Audit Committee, pursuant to the Charter described in an exhibit filed with this report.

7.

That the board of directors of the registrant does hereby establish a Compensation Committee, pursuant to the Charter described in an exhibit filed with this report.

8.

That the board of directors of the registrant does hereby establish a Finance Committee, pursuant to the Charter described in an exhibit filed with this report.

9.

That the board of directors of the registrant does hereby establish a Governance and Nominating Committee, pursuant to the Charter described in an exhibit filed with this report.

10.

That the board of directors of the registrant does hereby establish a Code of Business Conduct as described in an exhibit filed with this report.

11.

That the board of directors of the registrant does hereby establish a Code of Ethics for Senior Executives as described in an exhibit filed with this report.

12.

That the board of directors of the registrant does hereby establish Corporate Governance Principles as described in an exhibit filed with this report.

13.

That the board of directors of the registrant does hereby establish an Insider Trading Policy as described in an exhibit filed with this report.

14.

That Paul Parliament notify the registrant’s transfer agent, Signature Stock Transfer, Inc., the registrant’s legal counsel, Investment Law Group of Gillett, Mottern & Walker, LLP, and the registrant’s auditors, W. T. Uniack & Co. CPA’s, P.C., to do no further work for the registrant, and to accept no instructions from Pierre Quilliam, Thomas C. Ridenour, Denise Quilliam, Pascale Quilliam Tutt, or Christian Quilliam, or any other person, unless specifically authorized by John G. Prosser II or Paul Parliament.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell Registrant transaction.  Not applicable.

(d)

Exhibits.  All exhibits to be filed with this report will be filed in a Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2015.	GOLDLAND HOLDINGS CO.

By /s/ Paul Parliament
Paul Parliament, Chief Executive Officer